Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

                    In connection with the Quarterly Report of Simmons First National Corporation (the "Company"), on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, J. Thomas May, Chairman, President and Chief Executive Officer of the Company, hereby certifies that:

                    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Thomas May

J. Thomas May

Chairman, President and

Chief Executive Officer

April 30, 2004